UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K


                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) December 29, 2004

IMPAC SECURED ASSETS CORP. (as company under a Pooling and Servicing Agreement, dated as of December 31, 2004, providing for, inter alia, the issuance of Mortgage Pass-Through Certificates, Series 2004-4)

                           Impac Secured Assets Corp.
--------------------------------------------------------------------------------
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


         California                  333-117991             33-071-5871
----------------------------        -------------       -------------------
(STATE OR OTHER JURISDICTION        (COMMISSION          (I.R.S. EMPLOYER
      OF INCORPORATION)             FILE NUMBER)        IDENTIFICATION NO.)

1401 Dove Street
Newport Beach, California                               92660
-------------------------------                      -----------
(ADDRESS OF PRINCIPAL                                 (ZIP CODE)
EXECUTIVE OFFICES)

Registrants telephone number, including area code, is (949) 475-3600




Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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Item 2.01.   Completion of Acquisition or Disposition of Assets.
             --------------------------------------------------

         On December 31, 2004, a single series of certificates, entitled Impac Secured Assets Corp., Mortgage Pass-Through Certificates, Series 2004-4 (the "Certificates"), were issued pursuant to an Pooling and Servicing Agreement, dated as of December 31, 2004 (the "Agreement") among Impac Secured Assets Corp., as company, Impac Funding Corporation, as master servicer, Wells Fargo Bank, N.A., as securities administrator (the "Securities Administrator") and Wells Fargo Bank, N.A., as trustee (the "Trustee").

Item 8.01.   Other Events.
             ------------

Description of the Mortgage Pool

         The Certificates, issued pursuant to the Agreement, evidence in the aggregate the entire beneficial ownership interest in a trust fund (the "Trust Fund"), consisting of mortgage loans (the "Mortgage Pool"). The Mortgage Pool is comprised of one- to four-family fixed-rate first lien mortgage loans having original terms to maturity of not greater than 30 years (the "Mortgage Loans"). The mortgage loans have an aggregate principal balance of approximately $1,000,031,243 as of January 1, 2005.

         The tables attached as an exhibit hereto describe certain characteristics of the Mortgage Pool as of January 1, 2005.

Item 9.01.   Financial Statements and Exhibits.

                  (a) Not applicable

                  (b) Not applicable

                  (c) Exhibits:


      EXHIBIT NO.         DESCRIPTION
      -----------         -----------
          99.1            Characteristics of the Mortgage Pool as of January 1,
                          2005, relating to Impac Secured Assets Corp., Mortgage
                          Pass-Through Certificates, Series 2004-4.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on behalf of the Registrant by the undersigned thereunto duly authorized.

                                      IMPAC SECURED ASSETS CORP.


                                      By:        /s/ Richard J. Johnson
                                               ---------------------------------
                                      Name: Richard J. Johnson
                                      Title:   Chief Financial Officer


Dated: January 18, 2005

                                  EXHIBIT INDEX


Exhibit Number                Description
--------------                -----------
99.1                          Characteristics of the Mortgage Pool as of January
                              1, 2005, relating to Impac Secured Assets Corp.,
                              Mortgage Pass-Through Certificates, Series 2004-4.